FAIR VALUE MEASUREMENT - Additional Information (Detail) ¥ in Thousands	Dec. 31, 2024 CNY (¥)
Fair Value Disclosures [Abstract]
Available for sale debt securities, maturity within one year	¥ 985,642
Available for sale debt securities, maturity within one to five years	863,625
Debt trading securities debt maturities within one year fair value	712,672
Debt trading securities debt maturities within one to five years fair value	¥ 59,115